INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2024
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

7.INTANGIBLE ASSETS, NET

	As of December 31, 2023			As of June 30, 2024
		Accumulated	Net carrying		Accumulated	Net carrying	Net carrying
	Cost	amortization	value	Cost	amortization	value	value
	VND million	VND million	VND million	VND million	VND million	VND million	USD
Finite-lived intangible assets:
License	3,690,720	(3,690,720)	—	3,690,720	(3,690,720)	—	—
Software	2,104,594	(894,168)	1,210,426	2,175,162	(1,071,132)	1,104,030	45,508,244
Purchased software under development phase	120,157	—	120,157	89,752	—	89,752	3,699,588
Others	26,120	(10,379)	15,741	41,517	(12,773)	28,744	1,184,831
Total	5,941,591	(4,595,267)	1,346,324	5,997,151	(4,774,625)	1,222,526	50,392,663

The Group recorded amortization expenses of VND179,358 million (USD7.4 million) and VND120,231 million for the six months ended June 30, 2024 and 2023, respectively.